                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. 1)




Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12


                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
     (1) Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------
     (5) Total fee paid:


         -----------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:


         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


         -----------------------------------------------------------------------
     (3) Filing Party:


         -----------------------------------------------------------------------
     (4) Date Filed:


         -----------------------------------------------------------------------

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                           11859 SOUTH CENTRAL AVENUE
                              ALSIP, ILLINOIS 60803
                                 (708) 293-4050

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2004

To the stockholders of Universal Automotive Industries, Inc.:

         The annual meeting of stockholders of Universal Automotive Industries, Inc. will be held on Tuesday, June 22, 2004, at 10:00 a.m., at 800 East 230th St., Carson, California 90745 for the following purposes:


         1. To elect five directors to serve until the next annual meeting of stockholders or until their successors are elected or qualified;


         2. To approve our 2004 Long-Term Incentive Plan; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only stockholders of record as of the close of business on May 10, 2004, will be entitled to notice of and to vote at the meeting or at any adjournment thereof. A copy of the Universal Automotive Industries, Inc. Annual Report to stockholders for the year ended December 31, 2003 is enclosed.

                                    By Order of the Board of Directors:

                                    /s/ Robert W. Zimmer

                                    Robert W. Zimmer
                                    Secretary

Chicago, Illinois


May 24, 2004


                             YOUR VOTE IS IMPORTANT

         REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL ASSURE THAT A QUORUM IS PRESENT AT THE MEETING AND SAVE US THE EXPENSE OF FURTHER SOLICITATION OF PROXIES.

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                           11859 SOUTH CENTRAL AVENUE
                              ALSIP, ILLINOIS 60803

                                   ----------
                                 PROXY STATEMENT
                                   ----------

                   PROXY SOLICITATION AND GENERAL INFORMATION

         This proxy statement is furnished to the holders of shares of common stock, Series A Preferred Stock and Series B Preferred Stock of Universal Automotive Industries, Inc., a Delaware corporation, in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held on Tuesday, June 22, 2004, at 10:00 a.m., at 800 East 230th St., Carson, California 90745, and any adjournment thereof. Our bylaws require our directors to call and hold an annual meeting of stockholders each year. We first mailed this proxy statement and the enclosed proxy to our stockholders on or about May 24, 2004. Stockholders who wish to attend the meeting should contact us at (708) 293-4050.

         Only stockholders of record at the close of business on May 10, 2004 will be entitled to notice of and to vote at the meeting. On the record date, 11,092,790 shares of our common stock, having one vote each, were issued and outstanding. In addition, there were outstanding 201,438 shares of Series A Preferred Stock, convertible into 2,014,380 shares of common stock and 100,000 shares of Series B Preferred Stock, convertible into 1,000,000 shares of common stock, on the record date, subject to anti-dilution adjustment from time to time. The holder of our Series A Preferred Stock is entitled to cast a total of 2,014,380 votes and the holder of our Series B Preferred Stock is entitled to cast a total of 1,000,000 votes. The Series A and B Preferred Stock vote together with the common stock as one class on the matters covered by this proxy statement. A majority of the outstanding shares of common stock, including shares issuable upon the conversion of the Series A and Series B Preferred Stock, represented at the meeting in person or by proxy, will constitute a quorum.

         We will bear all costs associated with the solicitation of proxies, including the cost of preparing, printing and mailing this proxy statement and the reimbursement of brokerage firms and other record holders of shares of common stock for their expenses in forwarding proxy materials to beneficial owners of such shares. Following the original solicitation of proxies by mail, proxies may be solicited by our officers and employees by telephone, facsimile, telegraph or in person. Such officers and employees will not be additionally compensated for soliciting proxies.

         Shares represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the meeting will be voted at the meeting. Shares not represented by properly executed proxies will not be voted. If a stockholder specifies a choice with respect to any matter to be acted upon, the shares represented by that proxy will be voted as specified. If the stockholder does not specify a choice in an otherwise properly executed proxy with respect to any proposal referred to in the proxy, the shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board of Directors described herein. A stockholder who signs and returns a proxy in the accompanying form may revoke it by: giving written notice of revocation to us before the proxy is voted at the meeting; executing and delivering a later-dated proxy; or attending the meeting and voting the shares in person.


         For the election of directors, the five directors receiving the highest number of affirmative votes will be elected. The approval of holders of a majority of the shares of our common stock, Series A Preferred Stock and Series B Preferred Stock present or represented by proxy and entitled to vote at the meeting, with the Series A and Series B Preferred Stock voting on an as-converted basis and voting as a group with the holders of common stock, is required to approve our 2004 Long-Term Incentive Plan. Votes may be cast in favor of matters voted on at the meeting or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Shares not voted by brokers due to the absence of instructions from street name holders, known as "broker non-votes," on a matter are not considered voted or as present or represented on that matter and will have no effect on the outcome of the election of directors.


                                 PROPOSAL ONE -
                              ELECTION OF DIRECTORS


         Our Board of Directors currently consists of six members. In order to allow us to comply with the rules of the Nasdaq Stock Market requiring that a majority of the members of our Board of Directors be independent, as defined in Nasdaq's rules, Yehuda Tzur has agreed to resign from our Board of Directors effective as of the election of directors at our annual meeting. Mr. Tzur has served on our board, or that of our predecessor, Universal Automotive, Inc., for over twenty years. We thank Mr. Tzur for his tremendous contributions during this time.



         The Board of Directors has nominated five persons for election as directors at the meeting to serve until the 2004 annual meeting of stockholders and until their elected successors are qualified. Our bylaws provide that the Board of Directors will consist of seven directors or such greater or lesser number as the Board may fix from time to time. Each nominee is presently serving as a member of the Board of Directors. Each nominee has consented to have his or her name appear as a nominee in this proxy statement and to serve as a Director, if elected. If a nominee becomes unable to serve as a director, shares of common stock, Series A Preferred Stock and Series B Preferred Stock represented at the meeting by valid proxies may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a Director.


         All of the nominees for election to our Board of Directors are expected to attend our 2004 annual meeting.

         The following information is provided concerning our current directors and nominees for election to our Board of Directors:





NAME                     AGE      DIRECTOR SINCE      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                     ---      --------------      --------------------------------------------
Arvin Scott              47       1986                Mr. Scott has served as our President and Chief Executive Officer since
                                                      March 1996. From 1994 to March 1996, Mr. Scott also served as President and Chief Executive Officer of our predecessor, Universal Automotive,
                                                      Inc. From 1986 to October 1994, Mr. Scott served as Vice President of
                                                      Universal Automotive, Inc. Mr. Scott joined us in 1981 as a purchaser of automotive aftermarket replacement parts for distribution in the
                                                      Chicago jobber market. From 1984 to 1986, Mr. Scott served as Vice
                                                      President of an unaffiliated Chicago-based warehouse distributor, of which he was a 50% owner.

Yehuda Tzur              51       1981                Mr. Tzur, our founder, has served as the Chairman of our Board of
                                                      Directors since October 1994. From 1981 to March 1996, Mr. Tzur served as President and Chief Executive Officer of us and of our predecessor,
                                                      Universal Automotive, Inc. Mr. Tzur is resigning as a member of our
                                                      Board of Directors as of the election of directors at our annual meeting.

Dennis L. Kessler        65       1997                Mr. Kessler is President of Kessler Management Consulting, LLC. Prior
                                                      to February 1998, Mr. Kessler was Co-President of Fel-Pro Incorporated
                                                      which manufactures and distributes gaskets, engine parts and industrial chemicals. Mr. Kessler previously served in various capacities with
                                                      Fel-Pro, beginning in 1964.

M. Catherine Jaros       54       2000                Ms. Jaros is President of M. Catherine Jaros Consulting and a Managing
                                                      Director of DSI Investment Banking Services, Inc. Formerly, Ms. Jaros
                                                      was the President/CEO of three early to mid-stage retail-focused technology companies. Ms. Jaros previously spent 25 years in senior and officer level positions for Quaker Oats, Inc., Kraft Foods, Inc.,
                                                      Tribune, Inc. and Tappan Capital Partners.

Zemin Xu                 32       2001                Mr. Xu is a Vice President and a director of Venture Equities
                                                      Management, Inc. From 1993 to 1998, Mr. Xu was the Deputy General
                                                      Manager of the Department of Investment at Bank of China International
                                                      Investment (Hainan) Ltd.

NAME                     AGE      DIRECTOR SINCE      PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
----                     ---      --------------      --------------------------------------------
Alan Zeffer              51       Nominee             Mr. Zeffer has been the Chief Financial Officer, Secretary/Treasurer for WRP Corporation since April 2001. WRP Corporation is a Nasdaq
                                                      SmallCap listed marketer of foodservice and medical examination gloves and other disposable products in the United States through its wholly owned subsidiary, American Health Products Corporation. Prior to joining WRP Corporation, Mr. Zeffer was Managing Partner for Quest
                                                      Capital Corporation, a corporate finance advisory firm that he founded in 1993. Mr. Zeffer also served as Treasurer for Sybron International
                                                      Corp. from 1987 until 1993.


         Our Board of Directors has determined that Messrs. Kessler and Zeffer and Ms. Jaros are "independent" within the meaning of Nasdaq's rules. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix B to this Proxy Statement.


CODE OF ETHICS

         Our Board of Directors believes that adherence to sound corporate governance policies and practices is important in ensuring that we are governed and managed with the highest standards of responsibility, ethics and integrity and in the best interests of our stockholders. Our Board of Directors has adopted a Code of Ethics and Ethics Policy, which provides an effective corporate governance framework for us, intending to reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of our Code of Ethics is available through the Investor Relations section on our website at www.universalbrake.com.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

                          CERTAIN INFORMATION REGARDING
                             THE BOARD OF DIRECTORS

         In 2003, the Board of Directors held 9 meetings. All of our directors attended at least 75% of all meetings of the Board of Directors and the committees on which he or she served. The Board of Directors presently has a Compensation Committee, a Nominating Committee and an Audit Committee. The functions and responsibilities of each committee are set forth in the paragraphs that follow.

         Compensation Committee. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. The Compensation Committee is comprised of Messrs. Kessler and Zeffer and Ms. Jaros, none of whom have ever been an officer or employee of ours. Mr. Kessler is chairman of the Compensation Committee. Each member of the Compensation Committee is independent within the meaning of the Nasdaq's rules. The Compensation Committee met three times in 2003.

         The duties of the Compensation Committee are generally to review employment, development, reassignment and compensation matters involving corporate officers and other executive level employees as may be appropriate including, among other things, issues relating to salary, bonus, stock options and other incentive arrangements.




         Audit Committee. The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non-audit services by our independent auditors and reviewing all potential conflict of interest situations. The Audit Committee is comprised of Messrs. Kessler and Zeffer and Ms. Jaros. Mr. Zeffer is Chairman of the Audit Committee. Each member of the Audit Committee is independent within the meaning of Nasdaq's rules. Our Board of Directors has determined that Mr. Zeffer qualifies as an "Audit Committee Financial Expert," as that term is defined in rules of the Securities and Exchange Commission implementing requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee met five times during 2003.


         The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement. All of the members of the Audit Committee are independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market.


         Nominating Committee. The Nominating Committee nominates candidates for election to the Board of Directors. The Nominating Committee consists of Messrs. Kessler and Zeffer and Ms. Jaros. Mr. Kessler is chairman of the Compensation Committee. Each member of the Nominating Committee is independent within the meaning of the Nasdaq's rules. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is attached as Appendix B to this Proxy Statement.


AUDIT COMMITTEE REPORT

         The management of Universal Automotive Industries, Inc. is responsible for its internal financial controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of its consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion on those financial statements based on their audit. The audit committee's responsibility is to oversee and monitor these activities on behalf of the company's board of directors.

         The Audit Committee met and held discussions with the company's management and independent accountants. Management represented to the Audit Committee that the company's consolidated financial statements for the year ended December 31, 2003, were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed the consolidated financial statement with both management and the independent accountants. The Audit Committee also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the committee received from the independent accountants the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and discussed with the independent accountants their firm's independence.

         The Audit Committee received information concerning fees of the independent accountants for the year ended December 31, 2003, and has considered whether the provision of these services is compatible with maintaining the independence of the independent accountants.

         Based on the review and discussions referred to above, the Audit Committee recommended to the company's board of directors that the audited financial statements be included in the Annual Report on Form 10-K of Universal Automotive Industries, Inc. for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

                                             By the Audit Committee:

                                             Alan Zeffer
                                             M. Catherine Jaros
                                             Dennis L. Kessler

CONSIDERATION OF DIRECTOR NOMINEES

         In accordance with its charter, the Nominating Committee reviews all proposed nominees for the Board. The Nominating Committee will consider candidates for membership on the Board of Directors recommended by stockholders. The Nominating Committee evaluates candidates recommended by stockholders in the same way that it evaluates any other nominee. The Nominating Committee selects qualified candidates based upon the criteria set forth below and reviews its recommendations with the Board, which decides whether to invite the candidate to be a nominee for election to the Board. Irrespective of how a candidate may be brought to the Nominating Committee's attention, at the appropriate time qualified candidates may be asked to conduct one or more personal interviews with appropriate members of the Board. Each chosen candidate is extended an invitation to join the Board and, if the candidate accepts, is formally nominated.

         The Nominating Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have: the ability to comprehend our strategic goals and help guide us towards the accomplishment of those goals; personal integrity and a strong sense of ethics; sufficient time to devote to our affairs; knowledge of, and experience with regard to our industry, regulations governing public companies, the geographic locations within which we operate, sound business practices or accounting and financial reporting; and the ability to satisfy criteria for independence established by the Securities and Exchange Commission and the Nasdaq Stock Market. In addition, each director must satisfy other criteria that the Nominating Committee determines are relevant in light of our needs and those of the Board. The desired characteristics of director nominees identified by the Nominating Committee are set forth in Appendix A to the committee's charter. The charter is attached to this proxy statement as Appendix B.

         In accordance with its charter, the Nominating Committee may from time to time retain a director search firm to help identify qualified director nominees for consideration by the Nominating Committee. During 2003 we did not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees.


         For a stockholder to submit a candidate for consideration by the Nominating Committee, he or she must notify our secretary. To be considered by the Nominating Committee for nomination and inclusion in our proxy statement at the 2005 Annual Meeting, a stockholder must notify our secretary no later than January 25, 2005. Notices should be sent to: Universal Automotive Industries, Inc., 11859 South Central Avenue, Alsip, Illinois 60803 Attn: Corporate Secretary. Any stockholder nominations proposed for consideration by the Nominating Committee must meet all of the requirements contained in our bylaws. Notices should include the following information:


    o    the candidate's name and contact information;

    o    a brief description of the candidate's background and qualifications;

    o the reasons that the recommending stockholder believes the candidate would be well suited for our Board of Directors;

    o a statement by the candidate that the candidate is willing and able to serve on the Board of Directors;

    o a statement by the recommending stockholder that the candidate meets the criteria established by the Board; and

    o a brief description of the recommending stockholder's ownership of our common stock and the term during which his or her shares have been held.

         A more detailed description of our procedures for the consideration of director nominees recommended by stockholders is set forth in Appendix B to the charter of the Nominating Committee. The charter is attached to this proxy statement as Appendix B.

EXECUTIVE SESSIONS OF THE BOARD

         Non-management directors will meet in executive sessions without management. "Non-management" directors are all those who are not company officers, and include directors, if any, who are not "independent" by virtue of a material relationship with us or a family relationship. Executive sessions will be chaired by one of our independent directors, who is to be chosen at the beginning of each executive session. An executive session will be held in conjunction with regularly scheduled Board meetings at least twice per year and other sessions may be called by any of the independent directors, upon his or her own discretion or at the request of the Board.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

         Stockholders and other parties interested in communicating directly with the Chairman of the Board or with the non-management directors as a group may do so by writing to Chairman of the Board, Universal Automotive Industries, Inc., 11859 South Central Avenue, Alsip, Illinois 60803. All stockholder messages will be forwarded directly to the directors specified by the stockholder.

                               EXECUTIVE OFFICERS

         The following sets forth information with respect to our executive officers who are not directors. These officers are elected annually by the directors and serve until their successors are elected or until their death, resignation or removal by the directors:

         Robert W. Zimmer, Chief Financial Officer, Secretary and Treasurer. Mr. Zimmer joined us as our Chief Financial Officer, Secretary and Treasurer in November 2001. Prior to joining us, Mr. Zimmer was the Chief Financial Officer, Secretary and Treasurer of IMPAXX, Inc., an international packaging manufacturer. Mr. Zimmer was previously the Chief Financial Officer of CFI Industries, Inc. and Kalmus & Associates, Inc.

                           SHARE OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth information regarding the beneficial ownership of shares of our voting stock as of May 10, 2004 by:


    o    each director and director nominee;

    o    each of our executive officers;

    o each person that is known by us to beneficially own more than 5% of the outstanding shares of our voting stock; and

    o    all of our directors and executive officers as a group.


         As of May 10, 2004, we had 11,092,790 shares of common stock, 201,438 shares of Series A Preferred Stock and 100,000 shares of Series B Preferred Stock outstanding. The outstanding shares of Series A and Series B Preferred Stock, as of May 10, 2004, were convertible into a total of 3,014,380 shares of our common stock, subject to anti-dilution adjustment from time to time. The holder of the Series A Preferred Stock is entitled to cast a total of 2,014,380 votes and the holder of the Series B Preferred Stock is entitled to cast a total of 1,000,000 votes. Holders of Series A Preferred Stock and Series B Preferred Stock vote together with the common stock with respect to all matters covered by this proxy statement, in addition to voting rights as to certain matters limited to the holders of the Series A and B Preferred Stock.



         For purposes of the following table, a person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from May 10, 2004 upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by the person, but not those held by any other person, and which are exercisable within 60 days from May 10, 2004, have been exercised. Unless otherwise indicated, we believe that all persons named in this table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address of each person listed in the following table is 11859 South Central, Alsip, Illinois 60803.

                              BENEFICIAL OWNERSHIP


                                                                     Shares Issuable
                                                                   Pursuant to Options
                                                                       or Warrants
                                                                    Exercisable Within
                                                                       60 Days of
Name                                         Number of Shares          May 10, 2004      Percent Beneficially Owned
----                                         ----------------      -------------------   --------------------------
Venture Equities Management, Inc.               2,014,380(1)                 --                   15.4%
      Wanxiang America Corporation
      Wanxiang Group Corporation
Yehuda Tzur                                       988,600               440,000(2)                12.4%
Arvin Scott                                       927,500               501,000(3)                12.3%
Sami Israel                                       897,000(4)             25,800(5)                 8.3%
FINOVA Mezzanine Capital, Inc.                  1,000,000(6)                 --                    8.3%
Dennis L. Kessler                                 115,000                15,000(7)                 1.2%
Robert W. Zimmer                                    5,800               103,640(8)                   *
M. Catherine Jaros                                  1,000                11,000(9)                   *
Alan Zeffer                                            --                 7,500(10)                  *
Zemin Xu                                               --                    --                     --
All directors, and officers as a group          2,037,900               974,500(11)               25.0%


----------

*      less than one percent

(1) Includes 201,438 shares of Series A Preferred Stock which are convertible into 2,014,380 shares of our common stock and have voting rights equivalent to 2,014,380 shares of common stock with respect to all matters to be voted on by the holders of common stock, in addition to voting rights as to certain matters limited to the holders of the Series A and B Preferred Stock. All of the shares of Series A Preferred Stock are owned by Venture Equities Management, Inc. Wanxiang America Corporation and Wanxiang Group Companies China are also considered beneficial owners of these shares. Wanxiang America Corporation and Wanxiang Group Companies China disclaim beneficial ownership of these shares. The address of Venture Equities Management, Inc. and Wanxiang America Corporation is 88 Airport Rd., Elgin, Illinois 60123. The address of Wanxiang Group Companies China is Xiaoshan District, Hangzhou, Zhejiang, 311215, P.R. China.


(2) Consists of 440,000 shares issuable upon the exercise of options held by Mr. Tzur.



(3) Consists of 501,000 shares issuable upon the exercise of options held by Mr. Scott.





(4)    Includes 423,050 shares owned by Mr. Israel's spouse and children.

(5) Consists of 25,800 shares of issuable upon the exercise of options held by Mr. Israel.

(6) Consists of 100,000 shares of Series B Preferred Stock which are convertible into, and have voting rights equivalent to, 1,000,000 shares of our common stock. The address of FINOVA Mezzanine Capital Inc. is 500 Church Street, Suite 200, Nashville, Tennessee 37219.

(7) Consists of 15,000 shares issuable upon the exercise of options held by Mr. Kessler.

(8) Consists of 103,640 shares issuable upon the exercise of options held by Mr. Zimmer.

(9)    Consists of 11,000 shares issuable upon exercise of options held by Ms.
       Jaros.

(10) Consists of 7,500 shares issuable upon the exercise of options held by Mr. Zeffer.

(11)   Consists of 974,500 shares issuable upon the exercise of options.

POTENTIAL CHANGE OF CONTROL

         All 201,438 shares of our Series A Preferred Stock are owned by Venture Equities Management, Inc., an affiliate of Wanxiang America Corporation, which is the United States home office of Wanxiang Group Companies, an auto parts supplier based in the Peoples Republic of China. These shares are convertible into a total of 2,014,380 shares of our common stock. In addition, Wanxiang America Corporation holds a "default warrant" to purchase 2,500,000 shares of our common stock which would be triggered in the event of our default of certain covenants, representations or warranties to Wanxiang America Corporation. The default warrant would give Wanxiang America Corporation the right to purchase up to 2,500,000 shares of our common stock at the greater of 150% of book value per share or at a per-share price based on a formula tied to six times our earnings before interest, taxes, depreciation and amortization. In the event the default warrant is exercised, Wanxiang America would also receive a proxy to vote a corresponding percentage of the shares held by the Company's two largest shareholders, Arvin Scott and Yehuda Tzur, as well as certain rights of first refusal with respect to off-market sales of their shares. Accordingly, if the default warrant were to be triggered, it could result in Wanxiang America's gaining control of us.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

DIRECTOR COMPENSATION

         Each director who is not an officer or employee, other than Mr. Xu, receives a fee of $12,500 per annum plus $1,000 for each meeting of the Board of Directors attended. Directors also receive $500 for each meeting of a committee of the Board of Directors attended which is not in conjunction with a meeting of the Board of Directors, an additional $1,000 per year if serving as chairman of a committee, and reimbursement for out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors. During 2003, Mr. Kessler and Ms. Jaros each received $15,000 in director's fees and Mr. Zeffer received $7,500. Although we do not have a formal policy regarding the issuance of options to directors as part of their compensation, we have established an informal policy of issuing 5,000 options per year. In April 2004 we issued options to purchase 2,500 shares of our common stock to each of Messrs. Kessler and Zeffer and Ms. Jaros to cover the fact that options would not be issued with respect to 2003, and we also issued an additional 5,000 options to each of the three directors for their services in 2004. All of such option had exercise prices of $1.18 per share.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         Presently, all compensation decisions relating to the salaries of the named executive officers are governed by employment agreements between us and each of Messrs. Tzur and Scott, which originally provided for the payment of annual base salaries, subject to increases or decreases, to each of such individuals in amount as determined by either the Board of Directors or the Compensation Committee, and periodic bonuses. Because the named executive officers' employment agreements presently control the compensation paid to the executive officers, the Compensation Committee did not formulate policies with respect to the named executive officers' compensation during 2003.

         Dennis L. Kessler
         Alan Zeffer
         M. Catherine Jaros

EMPLOYMENT AGREEMENTS

         Messrs. Tzur and Scott are each parties to employment agreements with us. Their agreements extend to May 2004, unless terminated sooner in accordance with the provisions of the agreements, and provide for the automatic renewal of the agreements for successive periods of one year. The employment agreements of Messrs. Tzur and Scott currently provide for annual base salaries of $250,000 and $275,000, respectively, and periodic bonuses. Each employment agreement provides for a payment of two years at the most current salary in the event of termination of employment without cause. Under the terms of the employment agreements, as amended, each of these officers' compensation is subject to periodic adjustment by our Board of Directors, or a committee of the Board.

         The above employment agreements contain non-competition covenants under which Messrs. Tzur and Scott are prohibited from owning, subject to limited exceptions, or providing specified services to, businesses similar to or in competition with our business, during the period that these individuals are employed under the employment agreements, and for a one-year period thereafter.

EXECUTIVE COMPENSATION

         The following table sets forth information with respect to the total annual compensation paid by us to our Chief Executive Officer and each of our other executive officers whose total cash compensation for the year ended December 31, 2003 exceeded $100,000:

                           SUMMARY COMPENSATION TABLE


                                                                                              LONG-TERM
                                                                 ANNUAL COMPENSATION         COMPENSATION
NAME AND PRINCIPAL POSITION                      YEAR         SALARY          BONUSES      NUMBER OF OPTIONS
---------------------------                      ----        --------        -----------   -----------------
Yehuda Tzur                                      2003        $218,205        $100,000(1)         175,000
Chairman of the Board                            2002        $230,200          25,000(2)          50,000
                                                 2001        $212,000                             25,000

Arvin Scott                                      2003        $243,370                            175,000
President and Chief Executive Officer            2002        $256,985        $ 25,000(2)         100,000
                                                 2001        $235,000                             50,000

Sami Israel                                      2003        $136,023                             10,000
Vice President                                   2002        $143,230                             10,000
                                                 2001        $137,440        $  7,000              3,000

Robert W. Zimmer                                 2003        $163,692              --             43,200
Chief Financial Officer, Secretary               2002        $160,000        $ 43,200(2)
and Treasurer(3)                                 2001        $ 13,333        $ 10,000             50,000

    (1)  Bonus paid in 2004 earned in 2003.

    (2)  Bonus paid in 2003 earned in 2002.

    (3)  Mr. Zimmer was employed by us effective November 30, 2001.

         The total compensation we paid to all persons who served as our directors and executive officers in 2003, five persons, was $929,940.

OPTION GRANTS


         As of May 10, 2004 the market value of our common stock, based upon the closing price on the Nasdaq SmallCap Market, was $1.05 per share. The following table sets forth the amount of all options received, to date, by the persons listed in the table:


Name                                                                                      Amount of Options
----                                                                                      -----------------
Yehuda Tzur, Chairman of the Board                                                                 610,000
Arvin Scott, President and Chief Executive Officer                                                 742,000
Robert W. Zimmer, Chief Financial Officer and Secretary                                            168,200
All current executive officers, as a group                                                         969,050
All current directors who are not executive officers, as a group                                    33,500
All employees, including all current officers who are not executive officers, as a group           212,450

         The following table sets forth information with respect to options granted to Messrs. Tzur and Scott during the year ended December 31, 2003 under our stock option plan. We did not grant any stock appreciation rights during the year.

                              OPTION GRANTS IN 2003


                                                                                                Potential Realized Value
                                                                                                at Assumed Annual Rates
                                                                                               of Stock Price Appreciation
                                  Individual Grants                                                  for Option Term
--------------------------------------------------------------------------------------        ----------------------------
                      Number of         % of Total
                      Securities      Options Granted
                      Underlying       to Employees    Exercise Price       Expiration
Name               Options Granted    in Fiscal Year      (per Share)          Date              5%($)            10%($)
----               ---------------    --------------   --------------       ----------        ----------        ----------
Yehuda Tzur             125,000              27.0%        $     0.65         2/19/2013        $   51,098        $  129,492
Yehuda Tzur              50,000              10.8%        $     1.51        11/20/2013        $   47,482        $  120,328
Arvin Scott             125,000              27.0%        $     0.65         2/19/2013        $   51,098        $  129,492
Arvin Scott              50,000              10.8%        $     1.51        11/20/2013        $   47,482        $  120,328
Robert Zimmer            43,200               9.3%        $     0.65         2/19/2013        $   17,659        $   44,752

AGGREGATE OPTION EXERCISES IN FISCAL 2003 AND FISCAL YEAR-END OPTION VALUES

         The following table provides information on option exercises during the year ended December 31, 2003 by our executive officers and the value of these officers' unexercised stock options as of December 31, 2003.

                                                        Number of Unexercised          Value of Unexercised
                                                         Options at 12/31/03      In-the-Money Options at 12/31/03
                                                     ---------------------------  --------------------------------
                        Shares
                       Acquired          Value
Name                on Exercise (#)  Realized ($)    Exercisable   Unexercisable    Exercisable     Unexercisable
----                ---------------  ------------    -----------   -------------    -----------     -------------
Yehuda Tzur                0              0           110,000        255,000           20,000          125,000
Arvin Scott                0              0           239,000        303,000           61,000          125,000
Robert Zimmer              0              0            20,000         73,200                0                0

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The members of our compensation committee are Messrs. Kessler and Zeffer and Ms. Jaros. None of the members of the compensation committee, which reviews and approves the compensation of all of our directors and executive officers, is currently or has been, at any time since our formation, one of our officers or employees. None of our executive officers currently serves or in the past has served as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on our board or compensation committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors, executive officers and persons who own more than 10% of the outstanding shares of our common stock file with the Securities and Exchange Commission certain reports relating to their ownership of common stock and changes in such ownership. We are required to identify in this proxy statement any persons subject to this requirement who failed to file any such report on a timely basis. Based solely on a review of the copies of such reports furnished to us, all such reports were filed on a timely basis during the fiscal year ended December 31, 2003.

COMPARATIVE PERFORMANCE GRAPH

         The graph set forth below compares cumulative total shareholder return on our common stock with the cumulative total return of the U. S. companies included on the Nasdaq Stock Market and an industry group consisting of publicly-traded companies included in our Standard Industrial Classification Code, which is 5013 - Motor Vehicle Supplies & New Parts, for the period from December 31, 1998 to December 31, 2003. The comparison assumes the investment of $100 in common stock, the Nasdaq Market Index and the industry index on December 31, 1998 and the reinvestment of all dividends. The shareholder return of each of the companies in the industry index has been weighted according to market capitalization at the beginning of each measurement period. Although most of the companies included in the industry index engage in the distribution of brake parts, these companies also engage in other lines of business.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                   AMONG UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                     NASDAQ MARKET INDEX AND SIC CODE INDEX

=============================================================================================================
                                              1998        1999        2000      2001       2002        2003
-------------------------------------------------------------------------------------------------------------
UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.        100.00      205.56     177.78     305.78      77.33      120.89
-------------------------------------------------------------------------------------------------------------
           SIC CODE INDEX                    100.00       75.55      81.09     124.64     117.40      156.85
-------------------------------------------------------------------------------------------------------------
        NASDAQ MARKET INDEX                  100.00      176.37     110.86      88.37      61.64       92.68

=============================================================================================================

                            ASSUMES $100 INVESTED ON
                                 JANUARY 1, 1999
                                ASSUMES DIVIDEND

LIMITATION ON LIABILITY OF AND INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Our certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for:

    o any breach of their duty of loyalty to the corporation or its stockholders;

    o acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

    o unlawful payments of dividends or unlawful stock repurchases or redemptions; or

    o any transaction from which the director derived an improper personal benefit.

         The limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

         Our certificate of incorporation and bylaws provide that we will indemnify our directors and officers and may indemnify our employees and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence on the part of indemnified parties. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in his or her capacity as an officer, director, employee or other agent, regardless of whether our bylaws would permit indemnification for the liability.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons, we have been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         We intend to enter into agreements to indemnify our directors and executive officers, in addition to the indemnification provided for in our bylaws. These agreements, among other things, will provide for indemnification for judgments, fines, settlement amounts and expenses, including attorneys' fees incurred by any director, executive officer or controller of ours in any action or proceeding, including any action by us or on our behalf, arising out of the person's services as a director, executive officer or controller, or of any of our subsidiaries or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers. The limited liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty and may reduce the likelihood of derivative litigation against our directors and officers, even though a derivative action, if successful, might otherwise benefit us and our stockholders. A stockholder's investment in us may lose value to the extent we pay the costs of settlement or damage awards against our directors and officers under these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

                                 PROPOSAL TWO -
                    ADOPTION OF 2004 LONG-TERM INCENTIVE PLAN

BACKGROUND AND PURPOSES OF THE 2004 LONG-TERM INCENTIVE PLAN

         We are asking our stockholders to approve our 2004 Long-Term Incentive Plan, which we will refer to as the "long-term incentive plan," or simply as "the plan." The purpose of the long-term incentive plan is to encourage ownership of our common stock by eligible persons such as employees, officers, directors and consultants, in order to attract these persons or to encourage them to serve or to continue to serve with us, and to provide additional incentives for these persons to promote our success. Our Board of Directors approved the plan on April 21, 2004. As of the date of this proxy statement, there are no outstanding awards previously granted under the long-term incentive plan.

SUMMARY OF THE PLAN

Some key features of the long-term incentive plan include:

    o the plan provides for the granting of awards of restricted shares of our common stock or other stock-based awards, in addition to awards of options;

    o the maximum number of shares of our common stock that can be issued upon the exercise of options, or as restricted shares or other stock-based awards granted under the plan, is 2,500,000;

    o the plan is administered by our Compensation Committee, which is composed solely of independent directors; and

    o    the plan has a ten-year term.

         The following summary focuses on the principal features of the plan and its operation. The summary is qualified in its entirety by reference to the plan, which is set forth in Appendix C.

ADMINISTRATION OF THE PLAN

         Our Compensation Committee, which is composed solely of independent directors, administers the plan. Subject to the terms of the plan and the rules and regulations adopted by the SEC or The Nasdaq Stock Market, the committee has the sole discretion to interpret the plan, amend or waive any provision or limitation of an option or award of restricted stock made under the plan, approve the forms of agreement to be used under the plan and take any other actions it deems necessary for the proper operation of the plan.

LIMITATIONS ON SHARES ISSUABLE UNDER THE PLAN

         The maximum number of shares that may be issued under the plan, either as restricted shares, upon the exercise of options granted under the plan or in connection with other stock-based awards, is 2,500,000. The maximum number of shares that may be issued under the plan to a participant during any calendar year shall not exceed 500,000. If an option granted under the plan expires or is terminated, the shares subject to the option are available for future issuance under the plan, but count against the annual limit for the holder of the expired or terminated option.

AWARDS/ELIGIBILITY

         The awards granted under the plan may be of restricted shares of our common stock, options to purchases shares of our common stock, or other stock-based awards, such as awards valued by reference to the value of our common stock. Other stock-based awards may be settled in cash, shares of our common stock or some combination of cash and shares. Our Compensation Committee will determine which of our employees are eligible to receive awards under the plan. Awards may also be granted to our directors, or to consultants, independent contractors or others who provide bona fide services to us so long as the services are not in connection with the offer and sale of our securities and do not promote or maintain a market for our securities.

         The committee will determine the number of shares to be subject to options granted under the plan, the exercise price of the options, limitations on exercise and the other terms and conditions of the options. The committee also will determine the number of shares to be included in awards of restricted shares under the plan, the terms of the restrictions on these shares, the form of other stock-based awards, the number of shares awarded under or related to a stock-based award, whether a stock-based award settles in cash or stock, and all other terms and conditions of stock-based awards.

GRANTS OF OPTIONS UNDER THE PLAN

         Options may be granted under the plan as incentive stock options, or "ISOs," within the meaning of Section 422 of the Internal Revenue Code or as nonqualified options. ISOs may only be granted to our employees or employees of our subsidiaries. Options granted under the plan will vest and become exercisable at such times as our Compensation Committee specifies in the applicable option agreement entered into with a plan participant, except in the event of a "change in control," as discussed under the heading "change in control" below. Upon vesting of an option, it may be exercised in whole or in part during the period the option is exercisable.

PROHIBITION ON RE-PRICING

         Options granted under the plan may not be repriced.

TERMS OF OPTIONS

         The maximum option period specified by the plan is generally five years, but the committee may specify a shorter or longer period for any individual award, except that no option granted under the plan may have a term greater than ten years. In the case of ISOs, the maximum option period is five years for awards to a participant who owns more than 10% of the total combined voting power of all classes of our stock.

EXERCISE OF OPTIONS IN EVENT OF TERMINATION OF EMPLOYMENT

         If an employee's employment with us is terminated for a reason other than disability or death, any options held by the employee may be exercised for a period specified in the relevant option agreement, which must be at least 30 days, but in no event may the options be exercised later than the lesser of the remaining term of the option or three months following the termination of employment. If an employee's employment with us is terminated by reason of disability, any options held by the employee may be exercised for a period specified in the relevant option agreement, but in no event may the options be exercised later than the lesser of the remaining term of the option or twelve months following the termination of employment. If no time is specified in the option agreement, options will remain exercisable for twelve months following termination in the event of a disability. If an employee's employment with us is terminated by reason of death, any options held by the employee may be exercised for a period specified in the relevant option agreement. If no time is specified in the option agreement, options will remain exercisable for twelve months following termination as a result of death.

EXERCISE PRICE OF OPTIONS GRANTED UNDER THE PLAN

         The exercise price of ISOs granted under the long-term incentive plan may be no less than 100% of the "fair market value," as defined in the plan, of our common stock on the grant date. The exercise price of options not intended to be ISOs must be at least equal to the par value of our common stock, which is $.01 per share. No ISO may be granted to a participant owning more than 10% of the total combined voting power of all classes of our stock unless the exercise price is at least 110% of the fair market value of the shares issuable on exercise of the ISO, determined as of the date the ISO is granted. The plan defines "fair market value" to mean, if our stock is listed on an exchange, quoted in Nasdaq or publicly traded on some other established securities market, the final closing price on the exchange or market or, if there is no closing price, the mean between the highest bid and lowest ask price. If our shares are not listed on an exchange or included on Nasdaq, the Compensation Committee will determine the fair market value.


LIMITATION ON VALUE OF ISOS GRANTED TO INDIVIDUAL


         ISOs granted under the plan are subject to the restriction that the total fair market value, determined as of the date of grant, of the shares of common stock underlying ISOs awarded under the plan, plus the shares of common stock underlying stock options awarded under any other stock option plans we maintain that satisfy the requirements of Section 422 of the Code, which first become exercisable by a participant in any calendar year cannot exceed $100,000.

TRANSFERABILITY OF OPTIONS

         In general, options granted under the plan will be transferable only by will or the laws of descent and distribution.

VESTING OF RESTRICTED SHARES

         Restricted shares issued to an employee under the plan will vest as determined in the relevant grant agreement. If no vesting period is specified in the grant agreement, the shares will vest over a three-year period. The committee may waive the vesting requirement with regard to any grant of restricted shares.

RESTRICTIONS ON TRANSFER OF RESTRICTED SHARES

         Unless otherwise specified in the grant agreement, restricted shares issued to employees under the long-term incentive plan are non-transferable for one year after the date they vested. The committee has the ability to permit a transfer before the expiration of the period specified in the agreement in its sole discretion.

CHANGE IN CONTROL

         The plan provides that unless otherwise provided in the applicable award agreement at the time of grant, in the event of a "change in control," as defined in the plan, all time-based options granted under the plan will vest in full and become immediately exercisable, any restrictions imposed on restricted shares will lapse, and the maximum payout opportunities attainable under all other time-based stock-based awards will be deemed to have been fully earned.

         Under the plan a "change in control" occurs in the following circumstances:

         1. When any individual, entity or group becomes the beneficial owner of over 50% of either our outstanding common stock or our total "voting power," i.e., the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors, unless the shares or voting power are acquired directly from us, or acquired by us, our subsidiaries, an employee benefit plan sponsored or maintained by us or our subsidiaries, or an underwriter temporarily holding securities in connection with an offering. Any acquisition as part of a merger or similar transaction that would not result in a change of control under paragraph 3 below also will not be considered a change of control;

         2. individuals who, as of the effective date of the plan, constitute our Board of Directors cease for any reason to constitute at least a majority of the Board; except that individuals whose election or nomination is approved by a majority of the Board of Directors will be treated as though they were members of the Board on the effective date unless they gained office as a result of either an actual or threatened election or proxy contest on behalf of a person other than the Board;

         3. upon completion of a merger, consolidation, asset sale, stock acquisition or similar transaction involving us or our subsidiaries unless, immediately following the business combination, substantially all of persons who were the beneficial owners of our outstanding stock or voting power, beneficially own 50% or more of the outstanding shares and the total voting power of the surviving corporation, in substantially the same proportion as their ownership, immediately before the business combination, of our outstanding common stock or total voting power; no person, other than an employee benefit plan sponsored by the surviving corporation, is the beneficial owner of 50% or more of the outstanding shares of common stock and the total voting power of the surviving corporation and at least a majority of the directors of the surviving corporation following the business combination were incumbent directors at the time the agreement relating to the business combination was signed; or

         4. upon approval by our stockholders of our complete liquidation or dissolution.

         Notwithstanding the above, a change in control will not be deemed to occur with respect to a particular participant if the acquisition of the 50% or greater interest referred to above is by a group that includes the participant or if at least 40% of the outstanding common stock or combined voting power of the surviving corporation is beneficially owned, immediately after the transaction, by a group that includes the participant.

ANTI-DILUTION ADJUSTMENTS

         The committee may make adjustments to the plan that it considers appropriate to account for stock dividends, stock splits, mergers, consolidations and similar transactions.

AMENDMENT AND TERMINATION OF THE PLAN

         The plan has a ten-year term, unless it is terminated earlier by our Board. The Board may amend the plan and may amend awards granted under the plan, but no amendment may be made without stockholder approval if it would:

         o increase the number of shares available for issuance under the plan, except in connection with an anti-dilution adjustment;

         o     cause the plan to fail to comply with SEC Rule 16b-3; or

         o     materially modify the plan's eligibility requirements.

         The Board may terminate the plan at any time; awards in place as of the date of termination of the plan will survive its termination.

NEW PLAN BENEFITS UNDER THE LONG-TERM INCENTIVE PLAN

         No outstanding award under the long-term incentive plan is subject to stockholder approval of the plan. Future awards under the plan cannot be determined at this time.

FEDERAL TAX ASPECTS

         This subsection summarizes the general federal income tax consequences to U.S. taxpayers and to us of awards of restricted shares, options or other equity-based awards under the long-term incentive plan. The tax consequences for any particular individual may be different.

         ISOS. Generally, a participant in the plan will not realize taxable compensation income at the time an ISO is granted or exercised. However, except in the event of death, if an ISO is exercised more than three months or, in the case of termination as a result of permanent and total disability, more than one year, following the participant's termination of employment, i.e., a "disqualifying exercise," the participant will be treated as receiving compensation and will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price. In addition, the excess of the fair market value of the shares received upon exercise of the ISO over the option exercise price is potentially subject to the alternative minimum tax.

         At the time that shares of common stock underlying an ISO are sold, the excess of the sales price over the exercise price will be taxed as long-term capital gain if the participant has held the shares for at least one year after exercise of the ISO and two years after the date the ISO was granted. If a participant sells shares of common stock underlying an ISO in a "disqualifying disposition," i.e., within one year after the exercise of the ISO or within two years after the grant of the ISO, regardless of whether the ISO is being exercised with previously acquired shares of common stock, the participant will be treated as receiving compensation, taxable as ordinary income, in the year of the disqualifying disposition in the amount of the excess of the option exercise price over the lesser of the fair market value of the stock on the date of exercise and the sales price of the stock. Any amount recognized as ordinary income upon the exercise of an ISO is added to the option exercise price in determining the participant's tax basis in the shares sold, and the participant will recognize short-term or long-term capital gain, as applicable, on the amount of the excess, if any, of the amount realized on sale and the participant's adjusted tax basis in the shares sold. In addition, in these circumstances, there may be an adjustment in the calculation of the participant's alternative minimum tax.

         We are generally not entitled to a deduction as a result of the grant or exercise of an ISO. However, if the participant recognizes ordinary income as a result of a disqualifying exercise or disposition, we are entitled to a deduction of an equivalent amount in the year in which the disqualifying exercise or disposition occurs, subject to the deduction limitations under
Section 162(m) of the Code. The ISOs are designed to qualify for the "performance-based compensation" exemption from the $1 million compensation limit of Section 162(m) of the Code. Therefore, ordinary income recognized by a participant on a disqualifying disposition will be exempt from the deductibility limitations of Section 162(m) of the Code.

NONQUALIFIED OPTIONS


         Generally, a plan participant will not realize taxable income at the time a nonqualified option is granted, nor will we be entitled to a deduction at that time. Upon exercise of a nonqualified option, the participant generally will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option exercise price. At that time, subject to the limitations of Section 162(m) of the Code, we normally will be entitled to a tax deduction in an amount equal to the amount included in income by the participant. Nonqualified options issued at an exercise price at least equal to the fair market value of the shares on the date of grant are designed to qualify for the "performance-based compensation" exemption from the $1 million compensation limit of Section 162(m) of the Code. Therefore, ordinary income recognized by a participant on a exercise of the nonqualified option will be exempt from the deductibility limitations of Section 162(m) of the Code. Nonqualified options issued at an exercise price less than the fair market value of the shares on the date of grant will not qualify for the "performance-based compensation" exemption, and at the time of exercise of such options, our deduction may be limited by Section 162(m) of the Code.


         Upon the sale of stock acquired upon exercise of a nonqualified option, the excess of any amount realized upon the sale over the fair market value of the shares at the time of exercise will be treated as a long-term or short-term capital gain or capital loss depending on whether the stock has been held for more than a year after exercise. If the amount realized on sale is less than the fair market value of the shares on the exercise date, the participant will recognize capital loss in the amount of this difference. This capital loss may be offset only against capital gains and up to $3,000 of ordinary income each year for non-corporate taxpayers.

RESTRICTED SHARES OR OTHER STOCK-BASED AWARDS

         We will generally be entitled to a tax deduction in connection with a share award or other stock-based award under the plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes the income. The participant generally will be treated as receiving compensation, taxable as ordinary income, at the time that the shares or other stock-based award vests equal to the excess of the fair market value over the amount, if any, paid for the shares on the vesting date. If, however, the shares or other stock-based award cannot be sold without incurring liability under Section 16(b) of the Securities Exchange Act, the vesting date will be treated as the date the share can be sold without incurring such liability. In the alternative, if the participant files an election with the Internal Revenue Service pursuant to
Section 83(b) of the Code within thirty days of the receipt of the shares or other stock-based award, an amount equal to the excess of the fair market value of the shares at the time of receipt, determined without regard to any restrictions other than those that by their terms never lapse, over the amount paid for the shares or other stock-based award, if any, will be taxed as ordinary income in the year the shares are received. At the time the participant is treated as receiving compensation, subject to the limitations of Section 162(m) of the Code, we normally will be entitled to a tax deduction in an amount equal to the amount included in income by the participant. The share or other stock-based awards will not qualify for the "performance-based compensation" exemption, and at the time of exercise of such options, our deduction may be limited by Section 162(m) of the Code. If the shares or other stock-based award are later forfeited, the participant generally will recognize a capital loss equal to the excess of the amount paid, if any, for the shares or other stock-based award over the amount received, if any, on forfeiture.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004 LONG-TERM INCENTIVE PLAN.

                              CERTAIN TRANSACTIONS

         Our Board of Directors has approved unsecured loans to each of Yehuda Tzur, our Chairman, and Arvin Scott, our President and Chief Executive Officer. The last advances made on these loans was made on September 12, 2001 and the Board of Directors is prohibited from approving any future advances on these loans. As of December 31, 2003, amounts of $155,000 and $115,000 (inclusive of accrued, unpaid interest) were due from Messrs. Tzur and Scott, respectively. The loans were due on demand and bear interest at the applicable federal rate imposed by the Internal Revenue Service for one-year obligations. In February 2004, we declared a bonus to each of them in an amount sufficient to repay the loans plus the estimated taxes associated with the bonus.

         During 2003, we purchased material from Wanxiang America Corporation, an affiliate of Venture Equities Management, Inc., which holds all of our outstanding Series A Preferred Stock. The aggregate amount of such purchases was approximately $5,150,000.

         We believe that the transactions described above were fair and reasonable and on terms at least as favorable as we would expect to negotiate with an unaffiliated third party. In the future, we will have our audit committee review all proposed transactions between us and our officers, directors, 5% shareholders and affiliates, and will then present these transactions to our Board of Directors for consideration and approval. Any such transaction will require approval by a majority of the Directors and such transactions will be on terms no less favorable than those available to disinterested third parties.

         During 2003 we were advanced the sum of $500,000 from Mrs. Tzur, wife of Yehuda Tzur, Chairman. The advance was made to fund working capital needs. This amount was repaid during the year without interest.

STOCKHOLDERS AGREEMENT AND PROXIES

         In connection with the issuance of the Series A Preferred Stock to Venture Equities Management, Inc., or "VEMI," we, Mr. Tzur, Mr. Scott, Mr. Israel and VEMI entered into a stockholders agreement. In the stockholders agreement Mr. Tzur, Mr. Scott and Mr. Israel agreed to vote their shares in favor of, and we agreed to take all actions within our control so that our Board of Directors will consist of nine members, two of whom are designated by VEMI, and that one of the individuals designated by VEMI would be appointed as co-chairman of the Board. We also agreed to take any actions within our control, and these shareholders agreed to vote in favor of actions, needed to ensure that the composition of the Board of Directors of each of our subsidiaries would be proportionate to that of our Board, provided that at least one VEMI designee was on the Board of each of our subsidiaries, and that the composition of any committees of our Board of Directors would be proportionate to that of our Board, provided that at least one VEMI designee would be on each committee. The stockholders' agreement also provides that Mr. Tzur, Mr. Scott and Mr. Israel will vote their shares in favor of the election of the VEMI designees to our Board of Directors. As noted in "Directors, Executive Officers and Key Personnel," our Board is currently comprised of six persons, including one VEMI nominee, and we remain prepared to add a second director nominee from VEMI, when and if nominated by VEMI.

         The stockholders agreement provides that if Mr. Tzur, Mr. Scott or Mr. Israel wish to transfer their shares, they must notify VEMI of the proposed transfer and that VEMI has the right to purchase the shares on the proposed terms. The agreement provides a similar right to Mr. Tzur, Mr. Scott and Mr. Israel in the event VEMI proposes to transfer its shares to one of our competitors.

         In the stockholders agreement, we also granted pre-emptive rights to VEMI which entitle VEMI, in connection with most offerings of stock or securities convertible into stock, to purchase a number of the new securities sufficient to enable VEMI to maintain its percentage of ownership of our voting stock, on the most favorable terms made available to other purchasers in the offering. The pre-emptive rights granted to VEMI do not apply to the issuance of up to 200,000 shares of our common stock under our stock option plan to persons who have never been directors, or shares issued upon the exercise of options or warrants outstanding on the date we issued the Series A Preferred Stock. The provisions of the stockholders agreement with regard to the designation of directors by VEMI and similar matters, the rights of VEMI and Mr. Tzur, Mr. Scott and Mr. Israel to purchase common stock in specified circumstances and the pre-emptive rights granted to VEMI will terminate if the shares of our common stock into which the shares of the Series A Preferred Stock owned by VEMI are convertible fall below 1,007,190, which is half of the number of shares into which the Series A Preferred Stock was convertible when it was originally issued.

         In connection with the issuance of the Series A Preferred Stock to VEMI, Mr. Scott and Mr. Tzur both executed irrevocable proxies in favor of VEMI or its representative. The proxies cover all the shares of our common stock owned by Mr. Scott and Mr. Tzur, which is currently 1,916,100 shares. The proxies effectively grant VEMI voting power over the shares owned by Mr. Tzur and Mr. Scott upon the occurrence of an event of default, as defined in the certificate of designations for the Series A Preferred Stock or the warrant issued to VEMI, which is exercisable if we default under the agreement whereunder VEMI purchased the Series A Preferred Stock. We purchase products from Wanxiang on a regular basis under a supply agreement, which calls for 60 day payment terms. Periodically, depending upon our cash position, certain of our payables to Wanxiang have exceeded 60 days, as is presently the case. Wanxiang has never declared an event of default with regard to its default warrant as a result of the foregoing, and the default warrant has a 30 day cure period in the event of monetary defaults. The proxies generally give VEMI the power to vote a number of shares owned by Mr. Scott and Mr. Tzur equal to the number of shares it acquires upon exercise of the default warrant, which can only be exercised if a defined event of default occurs. However, if the default in question stems from our breach of any provision of the purchase agreement relating to the issuance of the Series A Preferred Stock, the stockholders agreement described above, any of the warrants issued to VEMI, or the supply agreement entered into with Wanxiang America Corporation, VEMI or its designee will have the right to vote all of the shares held by Mr. Tzur and Mr. Scott whether or not it exercises the default warrant. If a default occurs, which grants VEMI or its designee voting rights over all of the shares and is later cured, the voting rights will terminate after one year from the date of cure of the default.

                              INDEPENDENT AUDITORS

         Our Audit Committee of the Board of Directors annually considers and recommends to the Board the selection of our independent public accountants. Ernst & Young acted as our auditors for 2003, and our Audit Committee has recommended to our Board of Directors that Ernst & Young be retained for 2003.

         As recommended by our Audit Committee on June 20, 2002, the Board of Directors decided to no longer engage Altschuler Melvoin and Glasser LLP ("AM&G") as our independent public accountants and engaged Ernst & Young LLP to serve as our independent public accountants for 2002.

         AM&G's reports on our consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. AM&G's report on our consolidated financial statements for 2001 was issued on March 27, 2002 containing an unqualified opinion in conjunction with the publication of our Annual Report to Shareholders and the filing of our Annual Report on Form 10-K.

         During our two fiscal years ended December 31, 2000 and 2001 and through June 20, 2002, there were no disagreements with AM&G on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to AM&G's satisfaction, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years, and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         During our two fiscal years ended December 31, 2002 and 2001 and through June 20, 2002, we did not consult Ernst & Young LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a) (2) (i) and (ii) of Regulation S-K.

         A representative of Ernst &Young is expected to be available by teleconference at the meeting. Such representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate stockholder questions.

         In addition to retaining Ernst & Young to audit the Company's financial statements, we engage the firm from time to time to perform other services. The following table sets forth the aggregate fees billed by Ernst & Young in connection with services rendered during the last two fiscal years.

AUDIT FEES

FEE TYPE                        FISCAL 2003     FISCAL 2002
--------                        -----------     -----------
Audit Fees (a)                   $130,477        $110,000
Audit-Related Fees (b)              6,900              --
Tax Fees (c)                       36,711           5,250
All Other Fees (d)                  2,250              --

(a) Includes fees paid for professional services rendered in connection with the audit of the annual financial statements, for the review of the quarterly financial statements and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements.

(b) Includes fees paid for professional services rendered in connection with assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(c)      Includes fees paid for tax compliance, tax advice, and tax planning.

(d) Includes fees paid for any services not included in the first three categories.

         During 2003 the Audit Committee reviewed all non-audit services provided by Ernst & Young, and concluded that provision of these services was compatible with maintaining the independence of Ernst & Young.

         The Audit Committee has adopted a policy requiring pre-approval by the committee of all services, both audit and non-audit, to be provided to us by our independent auditor. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by Ernst & Young for fiscal 2004 and has also given its approval for up to one year in advance for the provision by Ernst & Young of particular categories or types of audit-related, tax and permitted non-audit services, in each case subject to a specific budget. In cases where the Audit Committee's pre-approval is not covered by one of those approvals, a designated member of the Audit Committee has the delegated authority to pre-approve the provision of services, and such pre-approvals are then communicated to the full Audit Committee.

                          DATE FOR RECEIPT OF PROPOSALS


         In order for stockholder proposals to be included in the proxy materials for the 2005 meeting of stockholders, any such proposal must be received by us at our executive offices not later than January 25, 2005 and meet all other applicable requirements for inclusion therein. If a stockholder intends to present a proposal at our 2005 Annual Meeting, but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us on or before April 11, 2005, or our management proxies for the 2005 Annual Meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials.


                                 OTHER BUSINESS

         The Board of Directors is not aware of any other matter to come before the meeting. However, if any such matter does come before the meeting which requires the vote of the stockholders, it is the intention of the persons named in the enclosed Proxies to vote the shares of common stock represented thereby in accordance with the recommendations of our management and their judgment on such matter.

                           ANNUAL REPORT ON FORM 10-K

         A copy of our Annual Report on Form 10-K for the year ended December 31, 2003 will be provided free of charge to stockholders upon written request directed to Universal Automotive Industries, Inc., 11859 South Central Avenue, Alsip, Illinois 60803, Attention: Robert W. Zimmer. In addition, this Annual Report is available free of charge on our website, www.universalbrake.com.

                                     By order of the Board of Directors,

                                     /s/ Robert W. Zimmer
                                     --------------------------------------
                                     Robert W. Zimmer, Secretary


Chicago, Illinois

May 24, 2004

                                   APPENDIX A

                           CHARTER OF AUDIT COMMITTEE

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER


ORGANIZATION

         The audit committee shall be composed of board members who are independent of the management of Universal Automotive Industries, Inc. (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the audit committee. At least one member of the audit committee shall have past employment experience in finance or requisite professional certificate in accounting or other comparable experience or background.

         The audit committee shall meet at least two times annually, or more frequently as circumstances required.

STATEMENT OF POLICY

         Senior operating management of the Company, as overseen by the board of directors, is responsible for the Company's internal controls. The audit committee shall assist the Company's board members in fulfilling their responsibility to the shareholders, potential shareholders and investment community relating to the reliability of financial reporting, the effectiveness and efficiency of operations and compliance with applicable laws and regulations. In so doing, the audit committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.

RESPONSIBILITIES

         In carrying out its responsibility, the audit committee will:

         o Review and recommend to the board the independent auditors to be selected to audit the financial statements of the Company. In addition, the committee will review the auditors' fees to determine whether they are appropriate for the services they render.

         o Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

         o Meet with the independent auditors and management of the Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

         o Confirm and assure the independence of the independent auditors and review any management consulting services provided by the independent auditors and related fees.

         o Pre-approve all audit and non-audit services to be provided by the independent auditors or their affiliates.

         o Verify that no member of the Company's management has been a member of the independent auditors' audit engagement team within the one year period preceding the commencement of audit procedures by the independent auditors.

         o Require that the Company's independent auditors inform the audit committee of what the independent auditors consider to be critical accounting policies relating to the preparation of the Company's financial statements.

         o Review with the independent auditors and with the financial and accounting personnel the adequacy and effectiveness of the Company's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures are desirable.

         o Review legal and regulatory matters that may have a material effect on the financial statements.

         o Inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risks and exposures to the Company.

         o Review the financial statements contained in the Form 10-K annual report and the annual report to shareholders with management and the independent auditors.

         o Verify that the Company's auditors have reviewed the Company's financial information prior to filing the Company's Form 10-Q Reports.

         o Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transactions or events.

         o Provide sufficient opportunity at all meetings of the audit committee for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial personnel and the cooperation which the independent auditors received during the course of the audit.

         o Consider whether audit committee members are provided with appropriate background information and training and, when necessary, seek such information and training from management or the independent auditors.

         o Submit the minutes of all meetings of the audit committee to the board.

         o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

         o Review the Company's proxy statement disclosure concerning the report of the audit committee and the independence of the members of the audit committee, include the audit committee charter as an exhibit to the Company's proxy statement at least once every three years, review and reassess the adequacy of the audit committee charter on an annual basis and recommend any changes to the audit committee charter to the board.

         o Review the disclosure made to stockholders related to audit and non-audit services provided by, and fees paid to, the independent auditors.

         o Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

         o When deemed appropriate, obtain advice and assistance from outside legal, accounting and other advisers.

         o Determine that the members of the audit committee satisfy all requirements of the rules of The Nasdaq Stock Market, Inc. ("Nasdaq"), relating to audit committee members, as amended from time to time and as interpreted by the Board in its business judgment, within the time frames established in the rules, regardless of whether such rules would otherwise be applicable to the Committee. The Committee shall establish and maintain practices to provide reasonable assurance of the Company's compliance with the Nasdaq rules relating to audit committee members. The following persons are not considered independent pursuant to NASD Rule 4200(a)(14):

               (A) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

               (B) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

               (C) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, an employee of the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

               (D) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; and

               (E) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

         o Establish a policy that is disseminated throughout the Company which provides that any employee of the Company may inform any officer or director of the Company of any complaints concerning, or the occurrence of any activity which the employee believes relates to, misleading accounting, internal accounting or auditing matters.

         To assist the members of the Audit Committee, attached as Exhibit A is an Audit Committee Checklist.

                                    EXHIBIT A

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                  AUDIT COMMITTEE CHECKLIST OF RESPONSIBILITIES

                                                                                     TIME FOR PRIMARY EMPHASIS
                                                                    -----------------------------------------------------------
                                                                    FEBRUARY          JUNE           SEPTEMBER          OTHER
                                                                    --------          ----          ----------          -------
A.  ORGANIZATION

1.   The Audit Committee shall consist of three (3) or more                             X
     directors elected annually by the Board of Directors

2.   Each member of the Audit Committee shall be "independent"                                                          Ongoing
     as defined in the rules of the NASD

3.   Each member of the Audit Committee shall be financially                                                            Ongoing
     literate and at one (1) of the members shall have
     expertise in the area of accounting or financial management

4.   The audit Committee shall annually review its charter and                           X
     recommend to the Board of Directors any charter changes
     that the Audit Committee considers advisable

5.   The Audit Committee shall meet as frequently as                     X              X                 X                As
     circumstances require, but in no event less than three                                                              Needed
     (3) times per year. The Audit Committee may ask members
     of management or others to attend meeting and provide
     pertinent information as necessary

6.   The Audit Committee will have direct access to financial,                                                          Ongoing
     legal, and other staff and advisors of the Company. Such
     advisors may assist the members in defining their rules
     and responsibilities, consult with members regarding a
     specific audit or other issues that may arise in the
     course of the Audit Committee's duties

7.   The Audit Committee shall report periodically to the                X              X                 X                As
     Board of Directors on matters within the scope of the                                                               Needed
     Audit Committee's responsibility

8.   The Audit Committee shall elect a Chairman, to serve                               X
     until a successor is elected

B.   SCOPE OF RESPONSIBILITIES:

1.   Recommend the selection and discharge of the independent                           X
     auditors for approval by the Board of Directors, and
     approve compensation of the independent auditors

2.   The independent auditors shall be accountable to the                                                               Ongoing
     Audit Committee and to the Board of Directors

                                                                                     TIME FOR PRIMARY EMPHASIS
                                                                    -----------------------------------------------------------
                                                                    FEBRUARY          JUNE           SEPTEMBER          OTHER
                                                                    --------          ----          ----------          -------
3.   Review independence with independent auditors annually,                                X
     including the consideration of other services provided by
     the independent auditors or their affiliates. Obtain on
     an annual basis written confirmation of the independent
     auditors

4.   Serve as a channel of communication between the                                                                 Ongoing
     independent auditors and the Board of Directors

5.   Review with the independent auditors the coordination of                                            X
     audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources

6.   Conduct separate executive sessions with management and             X                  X            X             Each
     with the independent auditors relating to the areas                                                             Meeting
     within the scope of Audit Committee responsibility

7.   Consider the results of the review of the interim                                                              Quarterly
     financial statements by the independent auditors. The                                                            Before
     Audit Committee Chairman will discuss the results of the                                                        Earnings
     review with the independent auditors and the Company's                                                          Release
     Chief Financial Officer prior to public announcement of
     the interim results. The Chairman will convene the Audit
     Committee by telephone or in person if in his judgment
     there is an issue that warrants such a meeting

8.   Recommend to the Board of Directors the inclusion of the            X
     audited financial statements in the Company's annual
     report on Form 10-K

9.   Prepare an annual report of the Audit Committee to be                                                             May
     included in the Company's annual meeting proxy statement

10.  Review the Company's compliance with applicable                   Annual             Annual                    Quarterly
     accounting and financial reporting rules, including SEC,        Preliminary          Final
     NASD and AICPA rules

11.  Inquire of management and of the independent auditors                                Annual                       Each
     about significant risks or exposures and assess the steps                            Final                      Meeting
     management has taken to minimize such risk to the Company

12.  Consider and review with the independent auditors:

(a)  The adequacy of the Company's internal controls including                            Annual
     computerized information system controls and security                                Final

(b)  The findings and recommendations of the independent                                    X
     auditors together with management's responses with respect to the Company's internal controls

                                                                                     TIME FOR PRIMARY EMPHASIS
                                                                    -----------------------------------------------------------
                                                                    FEBRUARY          JUNE           SEPTEMBER          OTHER
                                                                    --------          ----          ----------          -------
13.  Consider and review with management and the independent auditors:

(a)  Significant findings during the year, including the                              X
     status of previous audit recommendations

(b)  Any difficulties encountered in the course of audit work         Annual        Annual                              Quarterly
     including any restrictions on the scope of activities or       Preliminary     Final
     access to required information

14.  Inquire as to the independent auditors' independent              Annual        Annual                              Quarterly
     qualitative judgments about the appropriateness, not just      Preliminary     Final
     the acceptability, of the accounting principals and the
     clarity of the financial disclosure practices used or
     proposed to be adopted by the Company

15.  Inquire as to the independent auditors' views about              Annual        Annual                              Quarterly
     whether management's choices of accounting principals are      Preliminary     Final
     conservative, moderate, or aggressive from the
     perspective of income, asset, and liability recognition,
     and whether those principals are common practices or are
     minority practices

16.  Consider, in consultation with the independent auditors,                                           X
     the scope and plan of the independent auditors

17. Review with management and the independent auditors the results of annual audits and related comments deemed appropriate including:

(a)  The independent auditors' audit of the Company's annual          Annual        Annual
     financial statements, accompanying footnotes and its           Preliminary     Final
     report thereon

(b)  Any significant changes required in the independent              Annual        Annual
     auditors' audit plans                                          Preliminary     Final

(c)  Any difficulties or disputes with management encountered         Annual        Annual
     during the course of the audit                                 Preliminary     Final

(d)  The Company's compliance with its loan covenants                   X             X                 X                  Each
                                                                                                                          Meeting

(e)  Other matters related to the conduct of the audit, which         Annual        Annual
     are to be communicated to the Audit Committee under            Preliminary     Final
     Generally Accepted Auditing Standards

18.  Review with the independent auditors any impending                                                                      As
     changes in accounting and financial reporting rules,                                                                  Needed
     including SEC, NASD and AICPA rules, and the expected
     impact of such changes on the Company

                                                                                     TIME FOR PRIMARY EMPHASIS
                                                                    -----------------------------------------------------------
                                                                    FEBRUARY          JUNE           SEPTEMBER          OTHER
                                                                    --------          ----          ----------          -------
19.  Receive a report from the independent auditors regarding                                                            Each
     issues or potential issues, if any                                                                                 Meeting

20.  Conduct or authorize investigations into any matters                                                                 As
     within the Audit Committee's scope of responsibilities                                                             Needed
     The Audit Committee is empowered to use the Company's
     professional advisors or to retain independent counsel
     and other independent professionals to assist in the
     conduct of any investigation

21.  Discuss with management the status of pending litigation,                                                            As
     taxation matters and areas of oversight to the legal and                                                           Needed
     compliance area as may be appropriate

22.  The Audit Committee has the responsibility to exercise                                                               As
     the powers set out in the Charter. However, it is not the                                                          Needed
     duty of the Audit Committee to plan or conduct audits or
     to determine that the Company's financial statements are
     complete or constitute a fair presentation or are in
     accordance with generally accepted accounting principals
     These matters are the responsibility of management and the independent auditor. It is also not the duty of the Audit
     Committee to resolve disagreements, if any, between management and the independent auditor, or to ensure compliance with
     laws and regulations

                                   APPENDIX B

                         CHARTER OF NOMINATING COMMITTEE

          CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
                    OF UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

         The responsibilities and powers of the Nominating Committee (the "Committee"), as delegated by the Board of Directors of Universal Automotive Industries, Inc. (the "Company"), are set forth in this charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the Company and its stockholders.

1.       STATUS

         o     The Committee is a committee of the Board of Directors.

2.       PURPOSE

         o As set forth herein, the Committee shall, among other things, discharge the responsibilities of the Board of Directors relating to, without limitation, recruitment and retention of Board members and evaluating candidates for membership on the Board.

3.       MEMBERSHIP

         o The Committee shall consist of at least three (3) members of the Board of Directors as determined from time to time by the Board. Each member shall be "independent" in accordance with the qualification standards of the Nasdaq Stock Market, as amended from time to time, and to the extent that such qualification standards require members of the Committee to be "independent."


         o The Board of Directors shall elect the members of the Committee and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the Board of Directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.


         o A Committee member may resign by delivering his or her written resignation to the chairman of the Board of Directors, or may be removed by majority vote of the Board of Directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

4.       MEETINGS AND COMMITTEE ACTION

         o The Committee shall meet at least as often as may be required by the Company's by-laws, as amended from time to time, and at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chair of the Committee upon such notice as is provided for in the bylaws of the Company with respect to meetings of the Board of Directors. A majority of the members shall constitute a quorum. Actions of the Committee may be taken at a meeting or in writing without a meeting. Meetings may be held in person, telephonically or by any other legally permissible means. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the committee. The Committee shall report its minutes from each meeting to the Board of Directors.

         o The chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee and such actions taken.

5.       DUTIES AND RESPONSIBILITIES

         The Committee shall have the following duties and responsibilities:

         o Assisting the Board in determining the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board;

         o Identifying highly qualified individuals meeting those criteria to serve on the Board; and

         o Proposing to the Board a slate of nominees for election by the shareholders at the Annual Meeting of Shareholders and prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in Board composition requirements.

6.       POWERS AND AUTHORITY

         Subject to such specific constraints as may be imposed by the Board of Directors or imposed as a result of contractual or other obligations of the company, the Board of Directors delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

         o Recruiting, reviewing and nominating candidates for election to the Board of Directors or to fill vacancies on the Board of Directors;

         o To review with the Board the desired mix of experience, skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board, in accordance with the current criteria set out in Appendix A to this Charter;

         o To periodically review and develop criteria for the selection of new directors and nominees for vacancies on the Board, including procedures for reviewing potential nominees proposed by shareholders, in accordance with the current criteria set out in Appendix A to this Charter;

         o To consider nominations of director candidates submitted by shareholders in accordance with the current criteria and procedures set out in Appendix B to this Charter;

         O ENGAGING INDEPENDENT COUNSEL OR OTHER ADVISERS, AS NECESSARY TO FULFILL THE RESPONSIBILITIES OF THE COMMITTEE; AND

         o Establishing subcommittees for the purpose of evaluating special or unique matters.

         Notwithstanding the provisions set forth in this Section 6, if the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the selection and nomination of such directors need not be subject to the Committee's nominating and review process.

7.       INVESTIGATIONS AND STUDIES

         The Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies, if authorized by the Board. The Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including the sole authority to negotiate and approve the fees and retention terms of such search firm.

APPROVED: BOARD OF DIRECTORS

DATE:
     ----------------------------

                                   APPENDIX A

           TO THE CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF
               DIRECTORS OF UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                        DIRECTOR QUALIFICATION STANDARDS

The Committee will review with the Board of Directors each year the personal characteristics and professional competencies required of Board members so they will work together as a team to oversee the Company's strategies and operations.

The Committee and the Board have determined that a director should have the following characteristics:

         o Ability to comprehend the strategic goals of the Company and to help guide the Company towards the accomplishment of those goals;

         o A history of conducting his or her personal and professional affairs with the utmost integrity and observing the highest standards of values, character and ethics;

         o Sufficient time to devote to in-person or telephonic participation in Board or Committee meetings, as well as the Annual Meeting of shareholders;

         o Willingness to demand that the Company's officers and employees insist upon honest and ethical conduct throughout the Company;


         o Knowledge of, and experience with regard to at least some of: (a) the automotive industry, particularly businesses that manufacture automotive parts; (b) public company regulations imposed by the Securities and Exchange Commission and the Nasdaq Stock Market;
               (c) the major geographic locations within which the Company operates; (d) sound business practices; and (e) accounting and financial reporting; and


         o Ability to satisfy criteria for independence established by the Securities and Exchange Commission and the Nasdaq Stock Market, as they may be amended from time to time.

                                   APPENDIX B

           TO THE CHARTER OF THE NOMINATING COMMITTEE OF THE BOARD OF
               DIRECTORS OF UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                             SHAREHOLDER NOMINATIONS

The Committee will consider any candidate recommended by a shareholder, provided that the shareholder mails a recommendation to the Company that contains the following:

         o     The recommending shareholder's name and contact information;

         o     The candidate's name and contact information;

         o A brief description of the candidate's background and qualifications;

         o The reasons why the recommending shareholder believes the candidate would be well suited for the Board;

         o A statement by the candidate that the candidate is willing and able to serve on the Board;

         o A statement by the recommending shareholder that the candidate meets the criteria established by the Board; and

         o A brief description of the recommending shareholder's ownership of common stock of the Company and the term during which such shares have been held.

This information must be submitted by 120 days before the date of the Company's proxy statement for the previous year's annual meeting, except that if the meeting date changes by more than 30 days from the previous year, the information must be submitted a reasonable time before the Company begins to mail and print its proxy materials.

In making its determination whether to recommend that the Board nominate a candidate who had been recommended by a shareholder, the Committee will consider, among other things, the appropriateness of adding another director to the Board, or of replacing a currently sitting director, and the candidate's background and qualifications. In evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

         o The candidate's knowledge in matters relating to the Company's industry;

         o Any experience possessed by the candidate as a director or senior officer of other public companies;

         o     The candidate's educational background;

         o The candidate's reputation for high ethical standards and personal and professional integrity;

         o Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

         o The candidate's experience at the policy making level in business, government, education, technology or public interest;

         o The candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

         o     The candidate's ability to qualify as an independent Director;

         o The existence of any of relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

         o Such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions, e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws.

The Committee may conduct an independent investigation of the background and qualifications of a candidate recommended by a shareholder, and may request an interview with the candidate. The Committee will not determine whether to recommend that the Board nominate a candidate until the Committee completes what it believes to be a reasonable investigation, even if the investigation delays the recommendation until after it is too late for the candidate to be nominated with regard to a particular meeting of shareholders. When the Committee determines not to recommend that the Board nominate a candidate, or the Board determines to nominate or not to nominate a candidate, the Committee will notify the recommending shareholder and the candidate of the determination. The decision by the Committee whether or not to recommend a nominee by a shareholder for election is entirely within the sole and unlimited discretion of the Committee.

                                   APPENDIX C

                          2004 LONG-TERM INCENTIVE PLAN

                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.
                          2004 LONG-TERM INCENTIVE PLAN

         UNIVERSAL AUTOMOTIVE INDUSTRIES, INC., a Delaware corporation (the "Company"), sets forth herein the terms of the Universal Automotive Industries, Inc. 2004 Long-Term Incentive Plan (the "Plan") as follows:

1.       Purpose.

         The purpose of the Plan is to aid the Company and its subsidiaries in recruiting and retaining employees, directors and consultants and motivating these persons to exert their best efforts on behalf of the Company and its subsidiaries by providing incentives through the granting of stock-based incentive awards. The Company expects that it will benefit from the stock ownership opportunities provided to such participants to encourage alignment of their interest in the Company's success with that of other stakeholders. The Plan shall allow eligible participants to acquire shares of the Company's Common Stock, $0.01 par value ("Shares") either directly through the grant of shares which are restricted and subject to risk of forfeiture ("Restricted Shares") or through the grant of options to purchase Shares ("Options"). Options granted under the Plan may be nonqualified stock options or may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. The Plan shall also allow the granting of other stock-based awards ("Other Stock-Based Awards").

2.       Administration.

         (a)      Committee.

         The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of two or more members of the Board who are "non-employee directors," as such term is described in Rule 16b-3 (if and as such Rule is in effect), and "outside directors" within the meaning of Section 162(m) of the Code.

         (b)      Action by Committee.

         The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Certificate of Incorporation and Bylaws of the Company and applicable law. The Committee shall have the full power and authority to take all actions and to make all determinations required or permitted under the Plan with respect to any Option, Restricted Share or Other Stock-Based Award granted hereunder. The Committee shall have the full power and authority to take all other actions and determination not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The Committee's powers shall include, but not be limited to, the power to interpret the Plan and to amend, waive, or extend any provision or limitation of any Option or the terms and conditions of any grant of Restricted Shares or Other Stock-Based Awards, and to approve the forms of agreement for use under the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Option granted hereunder or the terms and conditions of any grant of Restricted Shares or Other Stock-Based Awards shall be final and conclusive.

         (c)      No Liability.

         No member of the Board or of the Committee shall be liable for any action or determination made, or any failure to take or make an action or determination, in good faith with respect to the Plan.

         (d)      Applicability of Rule 16b-3.

         Those provisions of the Plan that make express reference to Rule 16b-3 shall apply only to persons who are required to file reports under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

3.       Common Stock Covered by the Plan.

         The number of Shares with respect to which Options, Restricted Shares and Other Stock-Based Awards may be granted under the Plan shall not exceed two million five hundred thousand (2,500,000), subject to adjustment as provided in
Section 12. The number of Shares with respect to which Options may be granted to a participant during any calendar year shall not exceed five hundred thousand (500,000), subject to adjustment as provided in Section 12. The Shares to be issued as Restricted Shares or upon exercise of Options may be authorized, but unissued or reacquired Shares. If any Option expires, terminates or is terminated for any reason prior to exercise in full, any Restricted Shares are forfeited, or any Other Stock-Based Award is terminated or forfeited, the Shares that were subject to the unexercised portion of such Option, the Restricted Shares that are forfeited or the Shares underlying the Other Stock-Based Awards, as the case may be, shall be available immediately for future grants of Options or Restricted Shares under the Plan, but will be counted against that calendar year's limit for a given participant.

4.       Eligibility.

         Awards of Options, Restricted Shares and Other Stock-Based Awards may be granted under the Plan to an employee of the Company or any subsidiary who is selected by the Committee to participate in the Plan. An award may also be granted to any director, consultant, agent, advisor or independent contractor who renders bona fide services to the Company or a subsidiary if the services:
(i) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction; and (ii) do not directly or indirectly promote or maintain a market for the Company's securities. Except where the context otherwise requires, references in this Plan to "employment" and related terms shall apply to services in any such capacity. Individuals who have been granted Options are referred to as "Optionees." An individual may hold more than one Option, subject to such restrictions as are provided herein.

         The Committee may also grant Options in substitution for options or other equity interests held by individuals who become employees of the Company or of a subsidiary as a result of the Company's acquiring or merging with the individual's employer or acquiring its assets or to persons who were employees of directors of the previous employer and received an option in that capacity even if they do not become employees of the Company. In addition, the Committee may provide for the Plan's assumption of options granted outside the Plan to persons who would have been eligible under the terms of the Plan to receive a grant. If necessary to conform the Options to the interests for which they are substitutes, the Committee may grant substitute Options under terms and conditions that vary from those the Plan otherwise requires.

5.       Effective Date and Term.

         (a)      Effective Date.

         The Plan will become effective on the date of adoption by the Company's stockholders (the "Effective Date").

         (b)      Term.

         The Plan shall terminate on the tenth anniversary of the Effective Date, unless previously terminated under Section 11. All awards granted prior to termination of the Plan shall continue in full force and effect following the termination of the Plan, subject to the terms and conditions upon which they were granted.

6.       Terms and Conditions of Stock Options.

         (a)      Grant of Options.

         Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the termination of the Plan, grant to such eligible participants as the Committee may determine, Options to purchase such number of Shares on such terms and conditions as the Committee may determine, including any terms or conditions that may be necessary to qualify such Options as ISOs. The Committee may grant ISOs only to employees of the Company and any subsidiaries.

         (b)      Stock Options under Code Section 422.

         The date as of which the Committee approves the grant of an Option shall be considered the date on which such Option is granted. Neither the Optionee nor any person entitled to exercise any rights hereunder shall have any of the rights of a stockholder with respect to the Shares subject to an Option except to the extent that the certificates for such Shares have been issued upon the exercise of the Option.

         (c)      Limitation on Incentive Stock Options.

         An Option granted to an employee shall constitute an ISO only to the extent that the aggregate fair market value (determined at the time the Option is granted) of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Company and any subsidiaries, within the meaning of Code
Section 422(d)), does not exceed one hundred thousand dollars ($100,000). This limitation shall be applied by taking Options into account in the order in which such Options were granted.

         (d)      Option Agreements.

         All Options granted to Optionees pursuant to the Plan shall be evidenced by written agreements in such form or forms as the Committee shall from time to time determine. Option agreements may be amended by the Committee from time to time and need not contain uniform provisions.

         (e)      Option Price.

         The purchase price of each Share subject to an Option issued under this
Section 6 shall be fixed by the Committee. No Option, once granted hereunder, may be repriced. In the case of an Option not intended to constitute an ISO, the option price shall be not less than the par value of the Shares covered by the Option. In the case of an Option that is intended to be an ISO, the option price of each Share purchasable pursuant to the Option shall be not less than the greater of the par value of the Shares or 100% of the Fair Market Value (as defined below) of a Share covered by the Option on the date the Option is granted; provided, however, that in the event the employee would otherwise be ineligible to receive an ISO by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to owners of more than 10% of the Company's common stock), the option price of each Share purchasable pursuant to an Option that is intended to be an ISO shall be not less than the greater of par value or one hundred and ten percent (110%) of the Fair Market Value of a Share covered by the Option at the time such Option is granted.

         "Fair Market Value" for purposes of this Plan shall mean, in the event that the Company's common stock is listed on an established national or regional stock exchange, is admitted to quotation on the Nasdaq Stock Market, or is publicly traded on an established securities market, the closing price of the stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market on the date the Option is granted) or, if there is no such closing price, then the mean between the highest bid and lowest asked price or between the high and low prices on such date, or, if no sale of stock has been made on such day, on the last preceding day on which any such sale shall have been made. In the event that the Shares are not listed, quoted or publicly traded or, if their price cannot be determined despite their being listed, quoted or publicly traded, "Fair Market Value" shall be determined by the Committee, in its sole discretion.

         (f)      Term.

         Each Option granted to an Optionee under the Plan shall terminate and all rights to purchase Shares thereunder shall cease upon the expiration of five
(5) years from the date such Option is granted, or on such prior date or later date (but in no event later than ten (10) years from the date such Option is granted) as may be fixed by the Committee and stated in the option agreement relating to such Option; provided, however, that in the event the employee would otherwise be ineligible to receive an ISO by reason of the provisions of Code Sections 422(b)(6) and 424(d) (relating to owners of more than 10% of the Company's common stock), an Option granted to such employee that is intended to be an ISO shall in no event be exercisable after the expiration of five (5) years from the date it is granted.

         (g)      Option Period and Limitations on Exercise.

         Each Option granted under the Plan to an Optionee shall be exercisable in whole or in part at any time and from time to time over a period commencing on or after the date of grant of the Option and ending upon expiration or termination of the Option, as the Committee shall determine and set forth in the option agreement. Without limiting the foregoing, the Committee, subject to the terms and conditions of the Plan, may in its sole discretion provide that the Option granted to an Optionee may not be exercised in whole or in part for any period or periods of time during which such Option is outstanding as the Committee shall determine and set forth in the option agreement. Any such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option.

         (h)      Exercise.

                  (1) Only the Optionee receiving an Option (or, in the event of the Optionee's legal incapacity or incompetency, the participant's guardian or legal representative, and in the case of the Optionee's death, the participant's estate) may exercise the Option.

                  (2) An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office addressed to the attention of the Corporate Secretary, of written notice of exercise. Such notice shall specify the number of Shares for which the Option is being exercised and shall be accompanied by payment in full of the option price of the Shares for which the Option is being exercised, unless otherwise determined by the Committee, in its sole discretion.

                  (3) Payment of the option price for the Shares purchased pursuant to the exercise of an Option shall be made, as determined by the Committee and set forth in the option agreement, as follows:

                                    (i)    in cash or by certified check payable
                                           to the order of the Company;

                                    (ii)   in Shares having a Fair Market Value
                                           equal to the aggregate exercise price
                                           for the Shares being purchased
                                           pursuant to the Option and satisfying
                                           such other requirements as may be
                                           imposed by the Committee; provided,
                                           that such Shares were purchased on
                                           the open market or have been held by
                                           the participant for no less than six
                                           months (or such other period as
                                           established from time to time by the
                                           Committee in order to avoid adverse
                                           accounting treatment under generally
                                           accepted accounting principles);

                                    (iii)  partly in cash and partly in such
                                           Shares;

                                    (iv)   if there is a public market for the
                                           Shares at such time, through the
                                           delivery of irrevocable instructions
                                           to a broker to sell Shares obtained
                                           upon the exercise of the Option and
                                           to deliver promptly to the Company an
                                           amount out of the proceeds of such
                                           sale equal to the aggregate exercise
                                           price for the Shares being purchased
                                           pursuant to the Option; or

                                    (v)    such other method as determined by
                                           the Committee, in its sole
                                           discretion.

                  (4) Notwithstanding the foregoing, the Committee may, in its discretion, impose and set forth in the option agreement such limitations or prohibitions on the methods of exercise as the Committee deems appropriate. Promptly after the exercise of an Option and the payment in full of the option price of the Shares covered thereby, the individual exercising the Option shall be entitled to the issuance of a stock certificate or certificates evidencing such individual's ownership of such Shares. An individual holding or exercising an Option shall have none of the rights of a stockholder until the Shares covered thereby are fully paid and issued to such individual and, except as provided in Section 12, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (5) If an Optionee ceases to maintain employment with the Company for a reason other than disability or death, such Optionee may exercise his or her Option within such period of time (which shall be at least thirty
                           (30) days) as is specified in the option agreement governing such Option to the extent the Option is vested on the date of termination (but in no event later than the lesser of: (i) the expiration of the term of the Option as set forth in the relevant option agreement, or (ii) three (3) months following the Optionee's termination of employment). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (6) If an Optionee ceases to maintain employment with the Company as a result of the Optionee's total and permanent disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his or her Option within such period of time as is specified in the option agreement to the extent the Option is vested on the date of termination (but in no event later than the lesser of: (i) the expiration of the term of such Option as set forth in the Option Agreement, or (ii) twelve (12) months following the Optionee's termination of employment). In the absence of a specified time in the option agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination of employment.

                           If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                  (7) If an Optionee dies while in the employment of the Company, the Option may be exercised within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such Option as set forth in the option agreement), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

         (i)      Withholding.

         The Company shall have the right to withhold, or require an individual exercising an Option to remit to the Company, an amount sufficient to satisfy any applicable federal, state or local withholding tax requirements imposed with respect to the exercise of Options. To the extent permissible under applicable tax, securities and other laws, the option agreement may permit satisfaction of a tax withholding requirement by withholding Shares issued as a result of the exercise of an Option.

         (j)      Transferability of Options.

         No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

7.       Restricted Shares.

         (a)      Grant of Restricted Shares.

         Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time prior to the termination of the Plan, grant Restricted Shares to such eligible participants as the Committee may determine.

         (b)      Vesting.

         Unless otherwise specified in the grant agreement with respect to Restricted Shares, the Restricted Shares issued to an eligible participant during a calendar year shall vest over a three (3) year period at the rate of one-third of such Restricted Shares on each anniversary date of the grant agreement. Vesting shall be subject to the eligible participant's continuing employment with of the Company. The Committee shall have the authority at any time to waive the vesting requirement applicable to an award of Restricted Shares.

         (c)      Restrictions on Transferability.

                  (1) Subject to Section 7(c)(2) and unless otherwise specified in the grant agreement with respect to Restricted Shares, Restricted Shares issued to eligible participants under the Plan shall be non-transferable for a period of one (1) year from the date such Restricted Shares vested, except in the case of a Change in Control (as provided in Section
                           12), in which case transfer shall be permitted as of the effective date of such Change in Control.

                  (2) The Committee may, in its sole and absolute discretion, permit the transfer of Shares prior to the expiration of the periods set forth in Section 7(a).

                  (3) Except to the extent restricted under any grant agreement relating to the Restricted Shares, a participant granted Restricted Shares shall have all of the rights of a shareholder, including the right to vote the Restricted Shares and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

         (d)      Legends.

         Restricted Shares issued under the Plan shall be subject to such restrictions on trading, including appropriate legending of certificates to that effect as the Company, in its discretion, shall determine necessary to satisfy applicable legal requirements and obligations. The legend to appear on each certificate with respect to any Restricted Shares shall read as follows (provided that in the event of registration of the Restricted Shares, the legend set forth below shall be removed):

         CERTAIN OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RISK OF FORFEITURE FOR THE PERIOD ENDING ON ______________, AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN THE COMPANY'S 2004 LONG-TERM INCENTIVE PLAN. THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE STATE SECURITIES LAWS OF ANY STATE IN THE UNITED STATES AND HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION THEREFROM. THE SHARES ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND

APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         (e)      Representations of Grantee.

         Each recipient of an award of Restricted Shares under the Plan shall, at the time of the award, as a condition to such award, enter into a stock grant agreement in a form approved by the Committee.

         (f)      Dividends and Splits.

         As a condition to a grant of Restricted Shares, the Committee may require that any cash dividends paid on a Restricted Share be automatically reinvested in additional Restricted Shares or applied to the purchase of additional Restricted Shares under the Plan. Unless otherwise determined by the Committee, Shares or other property distributed as a dividend shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property have been distributed.

8.       Other Stock-Based Awards.

         The Committee, in its sole discretion, may grant Other-Stock Based Awards, including grants of Shares and awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof. Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non- assessable).

9.       Use of Proceeds.

         The proceeds received by the Company from the sale of Shares pursuant to Options shall constitute general funds of the Company.

10.      Requirements of Law.

         (a)      General.

         The Company shall not be required to sell or issue any Restricted Shares or any Shares under any Option if such sale or issuance would constitute a violation by the individual exercising the Option or by the Company of any provision of any law or regulation of any governmental authority, including, without limitation, any federal or state securities laws or regulations or the Company's Certificate of Incorporation. If at any time the Company shall determine, in its discretion, that the listing, inclusion, registration or qualification of any Restricted Shares or Shares subject to any Option upon any securities exchange or under any state or federal law, or the consent of any government regulatory body, is necessary or desirable as a condition of, or in connection with, such sale or issuance, the Restricted Shares may not be issued, or the Option may not be exercised in whole or in part, unless such listing, registration, inclusion, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Option or the restriction period of such Restricted Shares. Specifically in connection with the Securities Act of 1933, as amended (the "Securities Act") with respect to the issuance of Shares, upon exercise of any Option or as Restricted Shares, unless a registration statement under the Securities Act is in effect with respect to such Shares, the Company shall not be required to sell or issue such Shares unless the Company has received evidence satisfactory to the Company that the Optionee or recipient of Restricted Shares may acquire such Shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant thereto, or the issuance of Restricted Shares, to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable unless and until the Shares covered by such Option are registered or are subject to an available exemption from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption. The provisions of this Section 10(a) shall have equal applicability to any Shares issuable pursuant to Other Stock-Based Awards.

         (b)      SEC Rule 16b-3.

         The Plan is intended to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise discretion to modify the Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

11.      Amendment and Termination.

         The Board may, from time to time, amend the Plan or any provision thereof in such respects as the Board may deem advisable, provided that no amendment to the Plan may be made without stockholder approval if such amendment would: (i) increase the number of Shares available for issuance under the Plan, other than as a result of the application of the anti-dilution adjustments as provided for in Section 12; (ii) cause the Plan to fail to comply with Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule; or (iii) materially modify the eligibility requirements for participation in the Plan. Any amendment or termination of the Plan shall not adversely affect any Option or award of Restricted Shares previously granted. The Board may, at any time, terminate the Plan.

12.      Anti-dilution Adjustments.

         (a) Adjustments to Plan or Number or Class of Shares or Restricted Shares Issuable under the Plan.

         Notwithstanding any other provision of the Plan, the Committee may, at any time, make or provide for such adjustments to the Plan or to the number and class of Shares issuable thereunder upon the exercise of Options or as Restricted Shares or as Other Stock-Based Awards as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and similar transactions. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments shall be eliminated.

         (b)      Adjustments to Terms of Options Previously Granted.

         If the number of outstanding Shares is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date, a proportionate and appropriate adjustment shall be made by the Company in the number and kind of Shares for which Options are outstanding, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding Options shall not change the aggregate option price payable with respect to Shares subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the option price per Share. Similar proportionate adjustments for event referenced in this Section 12(b) shall be made as necessary, in the sole discretion of the Committee, with respect to Other Stock-Based Awards.

13.      Change in Control.

         Notwithstanding anything contained in this Plan to the contrary, unless otherwise provided in the applicable award agreement at the time of grant, in the event of a Change in Control, the following shall occur as of the effective date of such Change in Control with respect to any and all awards of Options, Restricted Shares or Other Stock-Based Awards outstanding as of the effective date of such Change in Control: (i) any and all Options granted hereunder shall vest in full and become immediately exercisable, and shall remain exercisable throughout their entire term; (ii) any restrictions imposed on Restricted Shares shall lapse; and (iii) the maximum payout opportunities attainable under all Other Stock-Based Awards shall be deemed to have been fully earned for the entire performance period(s). Such awards shall be paid in cash, or in the sole discretion of the Committee in Shares to participants within thirty (30) days following the effective date of the Change in Control, with any such Shares valued at the Fair Market Value as of the effective date of the Change in Control.

         For purposes of this Section 13, "Change in Control" means:

         (a) any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1984, as amended, or any successor thereto) (a "Person") becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Act) of 50% or more of either (A) the then outstanding Shares (the "Outstanding Company Common Stock") or
                  (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this clause (a), the following acquisitions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company or any of its subsidiaries, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (4) any acquisition by an underwriter temporarily holding securities pursuant to an offering of such securities or (5) any acquisition pursuant to a transaction that complies with clauses (c)(A), (B) and (C) below; or

         (b) individuals who, as of the date hereof, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, which approval shall be deemed given absent delivery to the Secretary of the Company prior to the mailing of the proxy statement to stockholders of written objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) consummation of a reorganization, merger, statutory share exchange or consolidation (or similar corporate transaction) involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity (a "Business Combination"), in each case, unless, immediately following such Business Combination, (A) substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, 50% or more of, respectively, the then outstanding Shares and the total voting power of (1) the corporation resulting from such Business Combination (the "Surviving

                  Corporation") or (2) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 80% or more of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), in substantially the same proportion as their ownership, immediately prior to the Business Combination, of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the outstanding Shares of common stock and the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination; or

         (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing provisions of this definition, a Change in Control shall not be deemed to occur with respect to a participant if the acquisition of the 50% or greater interest referred to in clause (a) is by a group, acting in concert, that includes the participant or if at least 40% of the then outstanding common stock or combined voting power of the then outstanding voting securities (or voting equity interests) of the Surviving Corporation or, if applicable, the Parent Corporation shall be beneficially owned, directly or indirectly, immediately after a Business Combination by a group, acting in concert, that includes the participant.

14.      Disclaimer of Rights.

         No provision in the Plan or any Option, Restricted Shares or Other Stock-Based Award agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the service of the Company or any subsidiary, or to interfere in any way with the right and authority of the Company or any subsidiary either to increase or decrease the compensation of any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any subsidiary. The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan.

15.      Nonexclusivity.

         Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable.

16.      Indemnification.

         To the extent permitted by applicable law, the Committee and Board shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability or expense that may be imposed upon or reasonably incurred by the Committee or Board in connection with or resulting from any claim, action, suit or proceeding to which the Committee or Board may be a party or in which the Committee or Board may be involved by reason of any action taken or failure to act under the Plan, and against and from any and all amounts paid by the Committee or Board (with the Company's written approval) in the settlement thereof, or paid by the Committee or Board in satisfaction of a judgment in any such action, suit or proceeding except a judgment in favor of the Company; subject, however, to the conditions that upon the institution of any claim, action, suit or proceeding against the Committee (or Board, as the case may be), the Committee or Board shall give the Company an opportunity in writing, at its own expense, to handle and defend the same before the Committee (or Board, as the case may be) undertakes to handle and defend it on the Committee's or Board's own behalf. The foregoing right of indemnification shall not be exclusive of any other right to which such persons may be entitled as a matter of law, under the Company's Certificate of Incorporation, By-Laws, or any indemnification agreement with the Company, or otherwise, or any power the Company may have to indemnify the Committee or Board or hold the Committee or Board harmless.

         The Committee, the Board and each officer and participant shall be fully justified in reasonably relying or acting upon any information furnished in connection with the administration of the Plan by the Company or any employee. In no event shall any persons who are or were members of the Committee or Board, or an officer or employee of the Company, be liable for any determination made or other action taken or any omission to act in reliance upon any such information, or for any action (including furnishing of information) taken or any failure to act, if in good faith.

17.      Severability.

         In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.      Governing Law.

         To the extent not preempted by federal law, the Plan and all option and restricted stock agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed entirely within the State.